Annual Report

Diversified Small-Cap Growth Fund

December 31, 2001

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Diversified Small-Cap Growth Fund

o Small-cap growth stocks fell in 2001, but pared their losses with a sharp fourth-quarter rally.

o Your fund posted negative returns in the 6- and 12-month periods ended December 31 but fared better than its Lipper benchmark in both time frames.

o Technology remained our largest sector allocation, followed closely by health care.

o Good performance among consumer discretionary and financial stocks helped the fund's one-year results.

o We believe that the economy will recover in 2002 and that small-cap growth stocks will extend their recent outperformance.


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Fellow Shareholders

Small-cap growth stocks declined in the 6- and 12-month periods ended December 31 as the economy weakened and investors reacted to the September 11 terrorist attacks on the U.S. However, they pared their losses with a sharp fourth-quarter surge amid hopes that the Federal Reserve's aggressive interest rate reductions over the last year would lead to stronger economic and corporate profit growth in 2002.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months

Diversified Small-Cap

Growth Fund                                         -6.22%               -9.81%

Russell 2000 Growth Index                            -9.26                -9.23

Lipper Small-Cap
Growth Fund Index                                    -7.81               -12.75

--------------------------------------------------------------------------------

Reflecting the difficult environment for small-cap growth stocks, your fund returned -6.22% and -9.81% in the 6- and 12-month periods ended December 31, 2001, respectively. Our relatively conservative approach to small-cap growth investing-as evidenced by our broad diversification across approximately 360 names, none of which represented more than 0.9% of assets-helped temper the fund's negative returns in the first and third quarters and allowed us to participate in the second- and fourth-quarter rallies. Avoiding the most speculative companies also helped our relative performance.

MARKET ENVIRONMENT

Economic news was discouraging in the past six months-a period that will always be remembered for the shattering events of September 11. Unemployment rose to 5.8% in December, GDP shrank at an annualized rate of 1.3% in the third quarter, and the National Bureau of Economic Research-a group of economists that tracks U.S. business cycles-reported that the economy slipped into a recession in March. The fragile economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates to their lowest levels in 40 years. Since the end of 2000, the Fed cut the federal funds target rate-a benchmark for various lending rates-11 times, from 6.5% to 1.75%.

Stocks fell sharply in the third quarter, but equity market losses were significantly pared by a powerful fourth-quarter rebound that lifted major indexes more than 20% above their September 21 nadir. This rally-which was fueled by optimism that low interest rates would lift the economy in 2002 and by news of military success in Afghanistan-could signal the beginning of a new bull market. However, the rally will be sustained only if the outlook for the economy and corporate profits continues to improve.


Small-Cap Stock Returns
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months

Russell 2000 Index                                  -4.09%                 2.49%

Russell 2000 Growth Index                            -9.26                -9.23

Russell 2000 Value Index                              1.15                14.02
--------------------------------------------------------------------------------

Historically, when the economy emerges from a downturn, small-cap shares perform better than larger issues because investors are attracted to the appreciation potential of riskier investments. Although the timing of the recovery's beginning is uncertain, small-caps outperformed large throughout 2001, particularly in the fourth quarter. Cyclical companies also tend to outperform during economic recoveries as their profits rise, and currently many growth stocks-such as those in high-tech industries-find themselves to be unlikely members of the cyclical group. As corporate spending revives from current depressed levels, these companies' profits and shares should benefit.

Technology stocks continued to dominate the small-cap growth universe but performed poorly for the second consecutive year. The energy sector, a much smaller component, was one of the biggest disappointments in 2001 after strong performance in the previous year. Smaller energy firms are more sensitive to oil price changes than larger companies, so the unexpected collapse of oil prices in the last 12 months led to curtailed exploration for oil and, as a result, dismal returns.

Small businesses generally refrained from going public in 2001 amid poor economic and market conditions, so initial public offerings (IPOs) were sparse for the entire year. However, there were some signs of life in recent months. Once the economy shows signs of improvement, the market is likely to be even more receptive of new issues, and IPOs will likely increase.

The number of companies filing for bankruptcy increased substantially in 2001, and many, particularly Internet, e-commerce, and emerging telecommunications firms, were either acquired or de-listed from major exchanges. As a result, the number of publicly traded small- and mid-cap U.S. companies (as measured by the Wilshire 4500 Index) fell from approximately 6,500 in March 2000 to about 5,500 at the end of 2001-a level not seen since 1993.


PORTFOLIO STRATEGY AND REVIEW

Our objective is to structure the portfolio so that it is representative of the small-cap growth universe. As a result, the fund should perform well when small-cap growth stocks are in favor, as was the case in the fourth quarter.

We maintained sector neutrality and thus did not overweight any particular industry sector in the last six months, but the market's volatile movements did result in some changes in our underlying allocations. It's also worth noting that we are now using a sector breakdown that conforms to a new industry standard. Nevertheless, technology remained the portfolio's largest exposure. Despite a powerful rebound in the last three months, most underlying tech industries posted poor 6- and 12-month returns, but the semiconductor segment managed slight gains for the year. One of our best tech holdings for the year was software company THQ, a maker of video games.

Health care stocks, at 22% of assets, represented our second-largest commitment. Providers of health care equipment and supplies posted good returns in the 6- and 12-month periods, but biotechnology shares were down in both periods. Companies that operate health care facilities or provide services via managed care programs, as well as pharmaceutical firms, were lackluster for the year.

The consumer discretionary sector-retailers, hotels, restaurants, and other businesses that depend on consumer spending-accounted for 17% of fund assets at the end of December. Our holdings in this segment helped fund performance throughout the year. Deep discount retailers Dollar Tree Stores and Family Dollar Stores performed well throughout the year amid perceptions that demand for low-cost goods would remain steady, if not increase, during the economic downturn. Despite the recession, companies that provide home furnishings were also robust throughout the year, thanks to continued strength in the housing market and a refinancing boom that put extra money into consumers' pockets. In addition, specialty retailers as a group produced solid returns for the year. One of our best holdings in this area was Tweeter Home Entertainment Group, which soared nearly 110% in the fourth quarter.

Financial stocks represented only 8% of fund assets, but these holdings bucked the negative trend-thanks to falling interest rates-and generated positive returns for the year. Insurers fared best, though they struggled immediately following the September 11 terrorist attacks. Banks as a group posted modest gains.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                               Diversified
                                                 Small-Cap
As of 12/31/01                                 Growth Fund              S&P 500
--------------------------------------------------------------------------------

Market Cap
(Investment-
Weighted Median)                              $1.2 billion        $61.4 billion

Earnings Growth
Rate Estimated
Next 5 Years*                                         21.4%                14.0%

P/E Ratio (Based
on Next 12 Months'
Estimated Earnings)*                                  28.3                 23.5
--------------------------------------------------------------------------------

* Source data: IBES. Forecast data are in no way an indication of future investment returns.

Because different sectors move in and out of favor at different times, we believe it is important to cast a wide net. Therefore, we spread the remainder of the fund's assets across rapidly growing small companies in other sectors, such as industrials and energy. An economic recovery starting in 2002 should lift the fortunes of these market segments, so we believe it is important to keep these sectors represented in the fund.

OUTLOOK

We believe the economy will emerge from recession in 2002 and strengthen over the next few years. In addition, we are optimistic that small-cap and growth stocks will extend their recent outperformance into 2002 and beyond.

As shown in the Portfolio Characteristics table above, the estimated five-year earnings growth rate for our holdings is well above that of larger companies (as measured by the S&P 500 Stock Index); likewise, our forward P/E ratio is higher. However, we believe small-caps have more attractive valuations than their larger brethren, as evidenced by the narrower gap between these two measures. Historically, the earnings of smaller companies have grown at a faster rate than that of larger companies following a recession, so small-cap valuations-despite the powerful fourth-quarter rally-have the potential to expand as business conditions improve.


Respectfully submitted,

Paul W. Wojcik
Chairman of the fund's Investment Advisory Committee

January 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01

Techne                                                            0.9%

Corporate Executive Board                                         0.9

Forward Air                                                       0.7

Iron Mountain                                                     0.7

Accredo Health                                                    0.7
--------------------------------------------------------------------------------

Polycom                                                           0.7

Patterson-UTI Energy                                              0.7

SCP Pool                                                          0.7

ATMI                                                              0.7

Affiliated Managers Group                                         0.7
--------------------------------------------------------------------------------

Factset Research Systems                                          0.7

Cabot Microelectronics                                            0.7

O'Reilly Automotive                                               0.7

Neurocrine Biosciences                                            0.7

Choicepoint                                                       0.7
--------------------------------------------------------------------------------

CEC Entertainment                                                 0.7

Mettler-Toledo International                                      0.7

Digital Insight                                                   0.7

Zebra Technologies                                                0.7

BISYS Group                                                       0.6
--------------------------------------------------------------------------------

Cephalon                                                          0.6

Radio One                                                         0.6

First Health Group                                                0.6

Tweeter Home Entertainment Group                                  0.6

Pride International                                               0.6
--------------------------------------------------------------------------------

Total                                                            17.3%


Note: Table excludes reserves.


Portfolio Highlights
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

Twenty-Five Largest Industries

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/01             12/31/01
--------------------------------------------------------------------------------

Health Care Providers and Services                     6.6%                 8.2%

Biotechnology                                          8.2                  7.8

Semiconductor Equipment and Products                   7.9                  7.5

Software                                               8.2                  7.3

Commercial Services and Supplies                       7.3                  7.0
--------------------------------------------------------------------------------

Specialty Retail                                       5.2                  5.5

Health Care Equipment and Supplies                     5.1                  4.4

Media                                                  4.9                  4.2

Banks                                                  2.7                  3.5

Energy Equipment and Services                          3.2                  3.4
--------------------------------------------------------------------------------

Communications Equipment                               4.1                  3.4

Internet Software and Services                         2.8                  3.2

Electronic Equipment and Instruments                   3.9                  3.0

Hotels, Restaurants, and Leisure                       2.2                  2.9

Oil and Gas                                            2.6                  2.1
--------------------------------------------------------------------------------

Diversified Financials                                 2.5                  2.1

Insurance                                              2.1                  2.1

Pharmaceuticals                                        1.3                  1.9

Air Freight and Couriers                               1.6                  1.9

IT Consulting and Services                             1.3                  1.9
--------------------------------------------------------------------------------

Household Durables                                     1.0                  1.5

Textiles and Apparel                                   1.5                  1.4

Construction and Engineering                           1.4                  1.3

Wireless Telecommunication Services                    1.5                  1.2

Food and Drug Retailing                                0.7                  1.1
--------------------------------------------------------------------------------
Total                                                 89.8%                89.8%


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------
                                                    Lipper
                                 Russell          SmallCap
                                    2000            Growth            Small-Cap
                                  Growth              Fund               Growth
Date                               Index             Index                 Fund
--------------------------------------------------------------------------------

6/30/97                           10,000            10,000               10,000

12/97                             10,734            10,685               10,710

12/98                             10,866            10,788               11,094

12/99                             15,549            17,387               14,167

12/00                             12,061            15,952               12,992

12/01                             10,948            13,919               11,718
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                            Since       Inception
12/31/01                1 Year         3 Years       Inception            Date
--------------------------------------------------------------------------------

Diversified
Small-Cap
Growth Fund             -9.81%            1.84%           3.58%        6/30/97
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


                    Year                                         6/30/97
                   Ended                                         Through
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of pe    12.54       14.11       11.05       10.70       10.00

Investment activities
Net investment
income (loss)      (0.13)      (0.12)*     (0.11)*     (0.09)*     (0.03)*

  Net realized and
  unrealized
  gain (loss)      (1.10)      (1.05)       3.17        0.46        0.74!!

  Total from
  investment ac    (1.23)      (1.17)       3.06        0.37        0.71

Distributions
  Net realized
  gain              --         (0.40)       --         (0.03)      (0.01)

  Redemption fees
  added to
  paid-in-capital   --          --          --          0.01        --

NET ASSET VALUE
End of period      11.31       12.54       14.11       11.05       10.70

Ratios/Supplemental Data
Total
return(diamond)    (9.81)%     (8.29)%*    27.69%*      3.58%*      7.10%*

Ratio of total
expenses to
average net
assets              1.35%       1.25%*      1.25%*      1.25%*      1.25%!*

Ratio of net
investment
income (loss)
to average
net assets         (1.15)%     (0.91)%*    (0.99)%*    (0.83)%*    (0.67)%!*

Portfolio
turnover rate      30.3%       66.0%       49.4%       39.8%       13.4%

Net assets,
end of period
(in thousands)    72,171      85,101      74,804      70,444      72,071

--------------------------------------------------------------------------------

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
        *  Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00. !Annualized !!The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001

Statement of Net Assets                             Shares          Value
--------------------------------------------------------------------------------
                                                        In thousands


Common Stocks  97.8%

CONSUMER DISCRETIONARY  17.3%

Auto Components  0.2%

Gentex *                                             6,000           $      160

                                                                            160

Hotels, Restaurants & Leisure                                               2.9%

AFC Enterprises *                                    2,000                   57

BUCA *                                               5,000                   81

CEC Entertainment *                                 11,000                  477

International Speedway (Class A)                     5,500                  215

PF Chang's China Bistro *                            4,600                  218

Rare Hospitality *                                   8,800                  199

Six Flags *                                         12,500                  192

Sonic *                                              9,550                  343

The Cheesecake Factory *                             9,000                  313

                                                                          2,095

Household Durables  1.4%

Ethan Allen Interiors                                1,000                   41

Harman                                               7,500                  338

KB Home                                              2,000                   80

Mohawk Industries *                                  5,700                  313

Schuler Homes *                                      2,000                   40

Toll Brothers *                                      3,000                  132

Topps *                                              6,000                   73

                                                                          1,017

Internet & Catalog Retail  0.2%

Insight Enterprises *                                6,175                  153

                                                                            153

Leisure Equipment & Products                                                1.0%

JAKKS Pacific *                                     10,000                  190

SCP Pool *                                          18,225                  500

                                                                            690

Media  4.2%

Catalina Marketing *                                 7,400                  257

Cox Radio (Class A) *                               10,000                  255

Emmis Communications (Class A) *                     4,500                  106

Entercom Communications *                            6,500                  325

Getty Images *                                      11,800           $      272

Hispanic Broadcasting *                              2,500                   64

Insight Communications *                             2,600                   63

Lamar Advertising (Class A) *                        4,300                  182

Macrovision *                                        7,000                  246

Radio One (Class A) *                                4,200                   78

Radio One (Class D) *                               20,000                  361

Regent Communications *                             14,500                   97

Scholastic *                                         8,200                  412

Spanish Broadcasting *                               5,800                   56

Westwood One *                                       8,000                  240

                                                                          3,014

Multiline Retail  0.5%

Dollar Tree Stores *                                 5,837                  180

Family Dollar Stores                                 6,200                  186

                                                                            366

Specialty Retail  5.5%

Abercrombie & Fitch (Class A) *                      3,000                   80

American Eagle Outfitters *                         11,000                  288

AnnTaylor Stores *                                   2,300                   81

Copart *                                             9,000                  327

Cost Plus *                                         14,050                  372

Group One Automotive *                              10,000                  285

Linens 'n Things *                                   3,900                   99

Men's Wearhouse *                                    8,500                  176

Michaels Stores *                                    8,000                  264

O'Reilly Automotive *                               13,200                  483

Pacific Sunwear *                                    7,950                  163

Ross Stores                                          3,000                   96

Talbots                                              5,500                  199

Too *                                               13,500                  371

Tweeter Home Entertainment *                        15,000                  431

Ultimate Electronics *                               5,000                  148

Williams-Sonoma *                                    3,000                  129

                                                                          3,992

Textiles & Apparel  1.4%

Fossil *                                             3,500                   74

QuikSilver *                                        21,450                  369

Skechers U.S.A. *                                   11,200                  164

Timberland (Class A)  *                              5,000                  185

Vans *                                              14,300                  182

                                                                            974

Total Consumer Discretionary                                             12,461


CONSUMER STAPLES  2.0%

Food & Drug Retailing  1.1%

Casey's General Stores                              10,000           $      149

Duane Reade *                                        3,700                  112

Performance Food *                                  10,500                  369

Whole Foods Market *                                 4,500                  197

                                                                            827

Food Products  0.9%

American Italian Pasta (Class A) *                   2,500                  105

Delta and Pine Land                                  1,800                   41

Dreyer's Grand Ice Cream                             6,500                  250

Smithfield Foods *                                   4,000                   88

Tootsie Roll Industries                              3,400                  133

                                                                            617

Total Consumer Staples                                                    1,444


ENERGY  5.5%

Energy Equipment & Services  3.4%

BJ Services *                                        5,000                  162

Cal Dive *                                           7,600                  188

Cooper Cameron *                                     3,000                  121

Core Laboratories *                                 14,000                  196

Global Industries *                                 12,000                  107

Grey Wolf *                                         10,000                   30

Key Energy Services *                               15,000                  138

Lone Star Technologies *                             9,000                  158

Maverick Tube *                                      7,100                   92

National Oilwell *                                   7,900                  163

Patterson-UTI Energy *                              21,700                  505

Pride *                                             28,500                  430

Smith *                                              1,400           $       75

Veritas DGC *                                        7,000                  130

                                                                          2,495

Oil & Gas                                                                   2.1%

Cabot Oil & Gas                                     15,600                  375

Spinnaker Exploration *                              7,500                  309

Stone Energy *                                       7,000                  277

Tom Brown *                                         11,000                  297

XTO Energy                                          14,250                  249

                                                                          1,507

Total Energy                                                              4,002


FINANCIALS  8.2%

Banks  3.5%

Boston Private Financia                             l4,000                   88

City National                                        4,700                  220

Commerce Bancorp                                     9,822                  386

Community First Bankshares                           7,500                  193

East West Bancorp                                    3,000                   77

Investor's Financial Services                        4,600                  305

National Commerce Financial                          5,900                  149

Silicon Valley Bancshares *                          9,900                  265

Southwest Bancorp *                                  9,000                  273

Sterling Bancshares                                 21,050                  269

UCBH                                                10,000                  284

                                                                          2,509

Diversified Financials  2.1%

Affiliated Managers *                                7,000                  493

AmeriCredit *                                        9,000                  284

Eaton Vance                                          5,800                  206

Legg Mason                                           5,332                  267

Metris Companies                                     6,050                  156

Waddell & Reed Financial (Class A)                   3,150                  101

                                                                          1,507

Insurance  2.1%

Annuity and Life Reassurance                         1,700                   43

Arthur J. Gallagher                                  4,000                  138

Brown and Brown                                      5,600           $      153

PMI                                                  3,000                  201

Radian                                               7,398                  318

Stancorp Financial                                   7,400                  350

Triad Guaranty *                                     8,000                  289

                                                                          1,492

Real Estate  0.5%

Apartment Investment
& Management, REIT                                   3,512                  160

Catellus Development *                              10,800                  199

Trammell Crow *                                      3,000                   35

                                                                            394

Total Financials                                                          5,902


HEALTH CARE  21.8%

Biotechnology  7.8%

Abgenix *                                            7,000                  236

Affymetrix *                                         3,500                  132

Albany Molecular Research *                          7,000                  186

Alkermes *                                           8,400                  221

Aviron *                                             3,000                  149

Celgene *                                            3,500                  112

Cell Genesys *                                       2,000                   46

Cephalon *                                           5,859                  443

COR Therapeutics *                                   4,000                   96

Cubist Pharmaceuticals *                             4,000                  143

Deltagen *                                          15,700                  144

Enzon *                                              6,000                  338

Exelixis *                                           2,800                   46

Gilead Sciences *                                    4,000                  263

Human Genome Sciences *                              4,400                  148

IDEXX Laboratories *                                 2,500                   72

Imclone Systems *                                      943                   44

Incyte Genomics *                                   11,700                  227

Medarex *                                            8,000                  144

Myriad Genetics *                                    2,000                  105

Neose Technologies *                                 1,500                   55

Neurocrine Biosciences *                             9,400                  482

NPS Pharmaceuticals *                                6,800           $      261

OSI Pharmaceuticals *                                1,400                   64

Protein Design Labs *                                5,000                  164

Regeneron Pharmaceuticals *                          1,500                   42

Techne *                                            18,000                  663

Triangle Pharmaceuticals *                          18,100                   75

Trimeris *                                           3,000                  135

Vertex Pharmaceuticals *                             7,502                  184

Vical *                                              7,000                   86

ViroPharma *                                         4,300                   99

                                                                          5,605

Health Care Equipment & Supplies  4.4%

American Medical Systems *                           2,000                   42

Apogent Technologies *                               6,000                  155

Bruker Daltonics *                                   3,000                   49

Cyberonics *                                         2,000                   53

Cytyc *                                             10,000                  261

Datascope                                            2,100                   72

Dentsply                                             4,000                  201

ICU Medical *                                        7,000                  313

Inhale Therapeutic Systems *                         6,600                  122

Invitrogen *                                         6,100                  378

Mentor                                               3,600                  103

Mettler Toledo *                                     9,200                  477

ResMed *                                             7,000                  377

Serologicals *                                      16,000                  343

Waters Corporation *                                 6,000                  232

                                                                          3,178

Health Care Providers & Services  7.7%

Accredo Health *                                    13,000                  516

Advance PCS *                                       10,000                  294

AmeriPath *                                          9,700                  313

Davita *                                             3,000                   73

Express Scripts (Class A) *                          4,800                  225

First Health *                                      17,500                  434

Hooper Holmes                                       31,000                  277

LifePoint Hospitals *                               12,000                  408

Lincare *                                           11,000                  315

Omnicare                                            13,500           $      336

Patterson Dental *                                  10,000                  409

Priority Healthcare (Class B) *                      8,000                  282

Province Healthcare *                               13,500                  418

Specialty Laboratories *                             7,500                  206

Triad Hospitals *                                    5,000                  147

Unilab *                                            10,000                  251

United Surgical Partners *                          12,000                  254

Universal Health Services *                          9,200                  394

                                                                          5,552


Pharmaceuticals  1.9%

CIMA Labs *                                          5,000                  181

K-V Pharmaceutical *                                 8,250                  243

King Pharmaceuticals *                               2,708                  114

Ligand Pharmaceuticals *                             5,000                   90

Medicis Pharmaceutical *                             6,000                  388

Noven Pharmaceuticals *                              2,500                   44

Shire Pharmaceuticals ADR *                          7,162                  262

Sicor *                                              5,000                   79

                                                                          1,401

Total Health Care                                                        15,736


INDUSTRIALS & BUSINESS SERVICES  12.8%

Aerospace & Defense                                                         0.7%

L-3 Communications *                                 2,000                  180

Mercury Computer Systems *                           6,000                  236

Triumph *                                            3,300                  107

                                                                            523

Air Freight & Couriers                                                      1.9%

C.H. Robinson Worldwide                             11,000                  318

Expeditors International
of Washington                                        4,800                  273

Forward Air *                                       15,800                  535

UTi Worldwide                                       13,600                  264

                                                                          1,390

Airlines  0.4%

Mesaba *                                             1,800                   13

SkyWest                                             11,700                  298

                                                                            311

Building Products                                                           0.7%

Simpson Manufacturing *                              4,000           $      229

Watsco (Class A)                                    17,750                  252

                                                                            481

Commercial Services & Supplies  7.0%

BISYS *                                              7,000                  448

Bright Horizons
Family Solution *                                    8,900                  249

Career Education *                                   4,000                  137

Choicepoint *                                        9,450                  479

Corporate Executive Board *                         18,000                  661

Devry *                                             11,000                  313

Education Management *                               2,000                   73

Exult *                                             16,000                  255

F. Y. I. *                                           9,500                  319

Factset Research Systems                            14,000                  489

G&K Services (Class A)                               3,100                  100

Global Payments                                      2,400                   83

Iron Mountain *                                     12,000                  526

Mobile Mini *                                        4,000                  156

On Assignment *                                      3,000                   69

Professional Staff ADR *                            12,000                   25

TeleTech *                                           8,100                  115

Tetra Tech *                                        12,382                  247

University of
Phoenix Online *                                     5,000                  163

Valassis Communications *                            4,000                  142

                                                                          5,049

Construction & Engineering  1.3%

Dycom Industries *                                  17,425                  291

Insituform
Technologies (Class A) *                            13,500                  346

Quanta Services *                                    7,850                  121

Shaw *                                               8,000                  188

                                                                            946

Electrical Equipment  0.0%

Artesyn Technologies *                               4,000                   37

                                                                             37

Industrial Conglomerates  0.2%

Carlisle Companies                                   3,000                  111

                                                                            111

Machinery  0.4%

Catalytica Energy Systems *                          3,707           $       17

Dionex *                                             7,400                  189

Terex *                                              5,000                   88

                                                                            294

Trading Companies & Distributors  0.2%

MSC Industrial
Direct (Class A) *                                   6,300                  125


                                                                            125

Total Industrials
& Business Services                                                       9,267


INFORMATION TECHNOLOGY  26.8%

Communications Equipment  3.4%

Anaren Microwave *                                   6,500                  113

AudioCodes *                                         9,000                   51

Avocent *                                            8,075                  196

Commscope *                                          7,000                  149

DMC Stratex Networks *                               8,000                   62

Echelon *                                            1,900                   27

Harmonic *                                           9,682                  116

Inter-Tel                                            9,700                  186

Packeteer *                                         17,000                  125

Plantronics *                                       13,500                  346

Polycom *                                           14,942                  509

Powerwave Technologies *                             8,200                  142

Proxim *                                            16,200                  161

REMEC *                                             10,300                  102

SBA Communications *                                 5,000                   65

Turnstone Systems *                                  7,000                   28

ViaSat *                                             6,000                   94

                                                                          2,472

Computers & Peripherals                                                     0.2%

Sandisk *                                            5,400                   78

SBS Technologies *                                   4,400                   64

                                                                            142

Electronic Equipment & Instruments  3.0%

Cognex *                                            10,300           $      264

Coherent *                                           5,700                  177

Cohu                                                 7,900                  157

CTS                                                  3,800                   60

DDi *                                                5,400                   53

KEMET *                                              7,700                  137

Kopin *                                              5,000                   70

Newport                                              7,300                  141

Optimal Robotics *                                   3,500                  123

Plexus *                                            13,100                  348

Technitrol                                          11,000                  304

Varian *                                            10,000                  324

Zomax *                                              4,000                   32

                                                                          2,190

Internet Software & Services  3.2%

Digital Insight *                                   21,000                  472

Earthlink *                                         15,400                  188

Internet Security Systems *                          3,000                   96

Interwoven *                                         5,000                   49

Keynote Systems *                                    3,500                   32

MatrixOne *                                         15,000                  195

Netegrity *                                          8,700                  168

Openwave Systems *                                   5,737                   56

Register.com *                                      19,000                  218

Retek *                                              4,000                  120

Sonicwall *                                         12,000                  233

Stellent *                                           7,000                  209

Websense *                                           8,400                  269

                                                                          2,305

IT Consulting & Services  1.8%

Affiliated Computer
Services (Class A) *                                 3,500                  372

Forrester Research *                                17,500                  352

Investment Technology *                              9,450                  369

META Group *                                        10,300                   22

SmartForce ADR *                                     6,000                  149

Titan *                                                                 2,90072

                                                                          1,336

Office Electronics  0.7%

Zebra Technologies (Class A) *                       8,500           $      472

                                                                            472

Semiconductor Equipment & Products  7.2%

Alliance Semiconductor *                             3,100                   37

Alpha Industries *                                  12,000                  262

AXT *                                                4,400                   64

Asyst Technology *                                   3,500                   45

ATMI *                                              20,700                  494

Brooks Automation *                                  7,500                  304

Cabot Microelectronics *                             6,121                  485

Cree Research *                                      6,800                  200

Cymer *                                             11,000                  294

Exar *                                               8,400                  176

Globespan Virata *                                   2,040                   26

hi/fn *                                              2,000                   29

Integrated Silicon Solution *                       19,200                  235

Lattice Semiconductor *                             14,500                  298

LTX *                                                8,000                  168

Maxim Integrated Products *                          1,759                   92

Micrel *                                            10,800                  283

Microchip Technology *                               1,175                   45

MKS Instruments *                                    2,914                   79

NVIDIA *                                             4,000                  268

Oak Technology *                                     5,000                   69

Pericom Semiconductor *                             12,500                  182

Pixelworks *                                        12,000                  192

PRI Automation *                                     5,800                  119

QuickLogic *                                         3,000                   15

Semtech *                                            4,500                  161

Silicon Storage Technology *                        15,300                  148

Sonicblue *                                          6,500                   26

TranSwitch *                                        14,600                   66

TriQuint Semiconductor *                             7,987                   98

Varian Semiconductor Equipment *                     6,000                  208

                                                                          5,168

Software  7.3%

Actuate *                                           26,700           $      141

Advent Software *                                    3,300                  165

Aspen Technology *                                   4,000                   67

BARRA *                                              8,750                  412

Concord Communications *                             8,400                  174

Dendrite *                                           7,050                   99

Eclipsys *                                           8,000                  134

Electronic Arts *                                    2,200                  132

Embarcadero *                                       12,500                  300

Fair, Issac                                          6,500                  410


HNC Software *                                       5,500                  113

Hyperion Solutions *                                 6,400                  127

Informatica *                                       12,200                  177

Jack Henry & Associates                              4,000                   87

Liberate Technologies *                              9,400                  108

Macromedia *                                         5,000                   89

Mercury Interactive *                                3,000                  102

Micromuse *                                          5,500                   83

National Instruments *                               9,050                  338

Peregrine Systems *                                 20,519                  304

Precise Software Solutions *                         9,500                  197

Radiant Systems *                                   10,750                  123

RSA Security *                                       4,000                   70

SeaChange *                                          2,000                   68

SERENA Software *                                   14,000                  304

Sybase *                                            15,000                  236

Symantec *                                           3,200                  212

THQ *                                                5,000                  242

Verity *                                            13,900                  282

                                                                          5,296

Total Information Technology                                             19,381

MATERIALS  1.1%

Chemicals  1.0%

Cabot                                                2,000           $       71

OM                                                   4,600                  305

Symyx Technologies *                                13,900                  297

                                                                            673

Metals & Mining  0.1%

Stillwater Mining *                                  5,000                   92

                                                                             92

Total Materials                                                             765


TELECOMMUNICATION SERVICES  1.2%

Diversified Telecommunication Services  0.0%

Western Multiplex *                                  3,000                   16

                                                                             16

Wireless Telecommunication Services  1.2%

AirGate PCS *                                        5,000                  227

Millicom International Cellular *                    5,700                   69

Price Communications *                              10,200                  195

Triton PCS *                                         4,500                  132

Western Wireless (Class A) *                         7,000                  198

                                                                            821

Total Telecommunication Services                                            837

UTILITIES  0.2%

Electric Utilities  0.2%

Calpine *                                            6,800                  114

Total Utilities                                                             114

Total Miscellaneous Common Stocks 0.9%                                      678

Total Common Stocks (Cost  $65,855)                                      70,587

Convertible Preferred Stocks  0.0%

Eloyalty * +                                           432                    2

Total Convertible
Preferred Stocks (Cost  $2)                                                   2

  Short-Term Investments  1.5%

  Money Market Fund  1.5%

  T. Rowe Price Reserve
  Investment Fund, 2.43% #                       1,090,716           $    1,091

Total Short-Term
Investments (Cost  $1,091)                                                1,091


Total Investments in Securities
99.3% of Net Assets (Cost $66,948)                                   $   71,680

Other Assets Less Liabilities                                               491

  NET ASSETS                                                         $   72,171
                                                                     ----------

Net Assets Consist of:
  Undistributed net
  realized gain (loss)                                               $   (6,836)

Net unrealized gain (loss)                                                4,733

Paid-in-capital applicable
to 6,380,247 shares of $0.0001
par value capital stock outstanding;
1,000,000,000 shares authorized                                          74,274

NET ASSETS                                                           $   72,171
                                                                     ----------

NET ASSET VALUE PER SHARE                                            $    11.31
                                                                     ----------



#       Seven-day yield
+ Securities contain restrictions as to public resale pursuant to the Securities Act of 1933 and related rules-total of such securities at period-end amounts to $2 and represents 0.0 % of net assets *Non-income producing
ADR     American Depository Receipts
REIT    Real Estate Investment Trust


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)
Income
  Dividend                                                 $       97

  Interest                                                         41

  Total income                                                    138

Expenses
  Investment management                                           480

  Shareholder servicing                                           298

  Custody and accounting                                           98

  Registration                                                     39

  Prospectus and
  shareholder reports                                              22

  Legal and audit                                                  13

  Directors                                                         9

  Proxy and annual meeting                                          2

  Miscellaneous                                                     4

  Total expenses                                                  965

Net investment
income (loss)                                                    (827)

Realized and Unrealized Gain (Loss)
Net realized gain
(loss) on securities                                           (6,527)

Change in net unrealized
gain (loss) on securities                                      (1,204)

Net realized and
unrealized gain (loss)                                         (7,731)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $   (8,558)
                                                           ----------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                                       (827)                (834)

  Net realized
  gain (loss)                                       (6,527)               5,138

  Change in net
  unrealized gain (loss)                            (1,204)             (14,766)

  Increase (decrease) in net
  assets from operations                            (8,558)             (10,462)

Distributions to shareholders

  Net realized gain                                   --                 (2,630)

  Decrease in net
  assets from distributions                           --                 (2,630)

Capital share transactions *

  Shares sold                                       11,437               43,895

  Distributions reinvested                            --                  2,554

  Shares redeemed                                  (15,817)             (23,110)

  Redemption fees received                               8                   50

  Increase (decrease) in
  net assets from capital
  share transactions                                (4,372)              23,389

  Net Assets

Increase (decrease)
during period                                      (12,930)              10,297

Beginning
of period                                           85,101               74,804

End of period                                       72,171               85,101

* Share information
  Shares sold                                        1,020                2,894

  Distributions reinvested                            --                    204

  Shares redeemed                                   (1,426)              (1,612)

  Increase (decrease) in

  shares outstanding                                  (406)               1,486


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,774,000 and $27,279,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001, were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    17,120,000

Unrealized depreciation                                   (13,570,000)

Net unrealized appreciation
(depreciation)                                              3,550,000

Capital loss carryforwards                                 (5,653,000)

Distributable earnings                                     (2,103,000)

Paid-in capital                                            74,274,000

Net assets                                                 72,171,000
--------------------------------------------------------------------------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $1,182,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $5,653,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net
investment income                                             827,000

Paid-in-capital                                              (827,000)
--------------------------------------------------------------------------------

At December 31, 2001, the cost of investments for federal income tax purposes was $68,130,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $40,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $315,000 for the year ended December 31, 2001, of which $28,000 was payable at period end.

Under the terms of the investment management agreement, the manager was required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%.

Thereafter, through December 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%.

At December 31, 2001, unaccrued fees in the amount of $114,000 remain subject to reimbursement by the fund through December 31, 2002.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $40,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Diversified Small-Cap Growth Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:               3,677,851.147
Withhold:                    137,882.529
Total:                     3,815,733.676

John H. Laporte
Affirmative:               3,679,300.936
Withhold:                    136,432.740


Total:                     3,815,733.676

Calvin W. Burnett
Affirmative:               3,666,113.284
Withhold:                    149,620.392
Total:                     3,815,733.676

Anthony W. Deering
Affirmative:               3,677,427.908
Withhold:                    138,305.768
Total:                     3,815,733.676

Donald W. Dick, Jr.
Affirmative:               3,677,175.983
Withhold:                    138,557.693
Total:                     3,815,733.676

David K. Fagin
Affirmative:               3,678,805.784
Withhold:                    136,927.892
Total:                     3,815,733.676

F. Pierce Linaweaver
Affirmative:               3,674,076.721
Withhold:                    141,656.955
Total:                     3,815,733.676

Hanne M. Merriman
Affirmative:               3,675,540.780
Withhold:                    140,192.896
Total:                     3,815,733.676

John G. Schreiber
Affirmative:               3,679,128.912
Withhold:                    136,604.764
Total:                     3,815,733.676

Hubert D. Vos
Affirmative:               3,674,345.415
Withhold:                    141,388.261
Total:                     3,815,733.676

Paul M. Wythes
Affirmative:               3,678,347.940
Withhold:                    137,385.736
Total:                     3,815,733.676

James S. Riepe
Affirmative:               3,675,984.836
Withhold:                    139,748.840
Total:                     3,815,733.676

--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer, The
                                      Rouse Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1997        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1997        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources, Corp.            Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      & civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1997        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
10/21/46                              company;                    Corporation,
                                      Senior                      and The Rouse
                                      Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1997        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1997        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
John H.      Director    Elected      Managing         15         Not
Laporte                  1997         Director,                   Applicable
100 East                              T. Rowe
Pratt                                 Price;
Street                                Managing
7/26/45                               Director,
                                      and Director,
                                      T. Rowe Price
                                      Group, Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1997        of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing
Street                                Director,
6/25/43                               T. Rowe
                                      Price Group,
                                      Inc.; Director
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1997        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.

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*Each director serves until election of a successor.


T. Rowe Price Investment Services and Information
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Investment Services and Information

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

Brokerage SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
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T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
F20-050  12/31/01